UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                          Date of Report: March 9, 2004
                (Date of earliest event reported: March 9, 2004)

                              CENTURY CASINOS, INC.
             (Exact Name of Registrant as specified in its charter)

    Delaware                         0-22290                   84-1271317
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)          Identification Number)


                  157 East Warren Avenue Cripple Creek, CO            80813
                  (Address of principal executive offices)         (Zip Code)

        Registrant's telephone number, including area code: 719-689-9100

Item 12:  Results of Operations and Financial Condition.

     On March 9, 2004, the Company posted to its website a presentation of the Review of Financial Results of Operations and Financial Condition as of and for the period ended December 31, 2003, as a complementary presentation of its Form 10-K and Earnings Release. The presentation may be accessed free of charge at www.centurycasinos.com, under the Investor Relations heading.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                           Century Casinos, Inc.
                                                                    (Registrant)

Date:  March 9, 2004                               By :  /s/ Larry Hannappel
                                                        Larry Hannappel,
                                                        Chief Accounting Officer